ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-2 Group 1 for December 27, 1999, the Remittance date.

                       Due period ended: December 1, 1999
      --------------------------------------------------------------------------

    1 Total Actual Principal Collections                      4,219,028.87
    2 Total Permanent Buydown Companion Principal                41,843.43
    3 Total Actual Interest Collections                       3,087,679.81
    4 Less Service Fees Service Fees Previously Remitted        186,285.60
    5 Additional Proceeds                                             0.00
                                                        -------------------
    6      Total Collections:                                 7,162,266.51

      Monthly Advances

    7 Interest Advance                                          227,735.23
    8 Compensating Interest                                      13,047.62
    9 Amounts Held for Future Distributions                           0.00
   10 Cross Collateral Deposit                                        0.00
   11 Reserve Withdrawal per Sec. 6.14c                               0.00
                                                        -------------------
   12      Available Remittance Amount:                       7,403,049.36

   13 Service Fees                                                    0.00
   14 Expense Account Deposit:                                    2,934.69
                                                        -------------------
   15      Adjusted Remittance Amount:                        7,400,114.67

      Remaining Amount Available:

   16           Adjusted Remittance Amount                    7,400,114.67
   17           Insured Payments                                      0.00
   18           Monthly Premium @ 20 bp
                   due Certificate Insurer                       58,693.83
   19           Cross Collateral Withdrawal                           0.00
   20           Class Remittance Amounts                      7,341,420.84
   21           Non-Recoverable Advances not
                   Previously Reimbursed                              0.00
                                                        -------------------
   22 Total Remaining Amount Available:                               0.00
                                                        ===================

      Amount of Reimbursements Pursuant to Sec. 5.04
   23      Servicing Fee                                              0.00
   24      Monthly Advances and Servicer Advances                     0.00
   25      Other Mortgage Payments                                    0.00
   26      Interest Earned on P&I Deposits                            0.00
   27      Additional Servicing Compensation                          0.00
      --------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-2 Group 1 for December 27, 1999, the Remittance date.

                       Due period ended: December 1, 1999

      -----------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL            CLASS 1A                            CLASS R
   28 Loans Outstanding - BOM                                         6465
   29 Original Loan Balance                                 370,377,344.07    370,377,344.07
   30 Original Permanent Buydown Companion Loan Balance       2,162,463.87      2,162,463.87
   31 Additional Principal Reduction, LTD                    16,115,961.28     16,115,961.28
   32 Realized Losses, LTD                                            0.00              0.00
   33 Permanent Buydown Companion Loan Losses, LTD                    0.00              0.00
   34 Carryforward Amount                                             0.00              0.00
   35 Aggregate Unpaid Principal Balance of Delinquent
   36    Loans Repurchased per Sec. 5.11                              0.00              0.00
                                                        ---------------------------------------------------------------------
   37 Total Class Principal Balance                         356,423,846.66    356,423,846.66
   38      Pool Factor per Loan Balance                        98.7672918%       98.7672918%
   39      Pool Factor per Class Balance                       95.0463591%       95.0463591%
   40 Excess Spread                                                   0.00                                              0.00
   41 Cross Collateral Withdrawal                                     0.00                                              0.00
   42 Cross Collateral Deposit                                        0.00              0.00
   43 Additional Principal due Class A                        1,239,408.98      1,239,408.98
   44 Interest Remittance @ Pass-Through Rates                1,841,139.56      1,841,139.56

      PRINCIPAL REDUCTIONS:

   45           Prepayments - Number                                    64                64
   46           Prepayments - Dollar                          3,678,897.98      3,678,897.98
   47           Delinquent Loans Repurchased - Number                    0              0.00
   48           Delinquent Loans Repurchased - Dollar                 0.00              0.00
   49           Net Liquidation Proceeds                              0.00              0.00
   50           Curtailments                                    151,354.27        151,354.27
   51           Normal and Excess Payments                      388,776.62        388,776.62
   52 Permanent Buydown Companion Principal                      41,843.43         41,843.43
                                                        ---------------------------------------------------------------------
   53 Total Principal Remittance                              4,260,872.30      4,260,872.30
   54 Additional Principal Reduction                          1,239,408.98      1,239,408.98
                                                        ---------------------------------------------------------------------
   55 Total Remittance                                        7,341,420.84      7,341,420.84                            0.00
                                                        =====================================================================
   56 Current Month Realized Loss - Number                               0                                                 0
   57 Current Month Realized Loss - Dollar                            0.00                                              0.00
   58 Current Month Permanent Buydown Companion Loan
             Realized Loss - Dollar                                   0.00                                              0.00

      CLASS PRINCIPAL BALANCE - EOM

   59 Loans Outstanding - EOM                                         6401
   60 Closing Loan Balance                                  366,158,315.20    366,158,315.20
   61 Closing Permanent Buydown Companion Loan Balance        2,120,620.44      2,120,620.44
   62 Additional Principal Reduction, LTD                    17,355,370.26     17,355,370.26
   63 Realized losses, LTD                                            0.00              0.00
   64 Permanent Buydown Companion Loan Losses, LTD                    0.00
   65 Aggregate Unpaid Principal Balance of Delinquent
   66    Loans Repurchased per Sec. 5.11                              0.00              0.00
                                                        ---------------------------------------------------------------------
   67 Total Class Principal Balance                         350,923,565.38    350,923,565.38
   68      Pool Factor per Loan Balance                         97.6422174%       97.6422174%
   69      Pool Factor per Class Balance                        93.5796174%       93.5796174%
      -----------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-2 Group 1 for December 27, 1999, the Remittance date.

                       Due period ended: December 1, 1999

      -------------------------------------------------------------------------------------------------------
                                                              TOTAL            CLASS A-1
   70 Weighted Note Rate - THIS Remittance                  10.83125 %
   71 Weighted Note Rate - NEXT Remittance                  10.82643%

   72 Related Remittance Period for Libor Rate              26-Nov-99            thru           26-Dec-99
   73 Days in Related Period                                    31

   74 Pass-Through Rates                                                       5.99875%

   75 Weighted Average Remaining Term                         249.42

   76 Original Pool - Principal Balance                     248,139,272.81    248,139,272.81
   77 Original Pool - Permanent Buydown Companion Balance     2,377,695.39      2,377,695.39
   78 Original Pool - Pre-Funding Account                   133,928,990.05    133,928,990.05
   79 Original Pool - Additional Principal Reduction          9,445,958.25      9,445,958.25
                                                        -----------------------------------------------------
   80 Original Pool Total                                   375,000,000.00    375,000,000.00
   81 Original Pool - Number of Loans                          4310

      -------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                           Beg.of Month      Current Month       End of Month
                                                        -----------------------------------------------------
   82 Additional Principal Reduction, LTD                    16,115,961.28      1,239,408.98    17,355,370.26
   83 Cross Collateral Deposits                                       0.00              0.00             0.00
   84 Realized Losses, LTD                                            0.00              0.00             0.00
   85 Permanent Buydown Companion Loan Losses, LTD                    0.00              0.00             0.00
                                                        -----------------------------------------------------
   86 Overcollateralization of Principal                     16,115,961.28      1,239,408.98    17,355,370.26
                                                        =====================================================

   87 Base Overcollateralization Required   *                                                   26,362,710.14
   88 Required Overcollateralization Amount                                                     26,362,710.14

      CURRENT MONTH SUBORDINATED AMOUNT                    Beg.of Month      Current Month       End of Month
                                                        -----------------------------------------------------
   89 Original Subordinated Amount   *                       46,612,328.07        N/A           46,612,328.07
   90 Less: Cumulative Realized Losses (excluding
   91     Permanent Buydown Companion Loans)                          0.00              0.00             0.00
   92 Plus: Cumulative Additional Proceeds                            0.00              0.00             0.00
                                                        -----------------------------------------------------
   93 Current Subordinated Amount                            46,612,328.07                      46,612,328.07
                                                        =====================================================
      *   Per Insurnace Agreement Supplement Dated 9/27/99
      NONRECOVERABLE ADVANCE RECONCILIATION

   94 Beginning of Month                                                                0.00
   95 Current Month Unpaid Nonrecoverable Advance                                       0.00
   96 Less: Current Month Reimbursement                                                 0.00
                                                                           ------------------
   97 End of Month                                                                      0.00
      -------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-2 Group 1 for December 27, 1999, the Remittance date.

                       Due period ended: December 1, 1999

      --------------------------------------------------------------------------------------
                                                                                 CLASS
                                                              TOTAL               A1
                                                        ------------------------------------
   98 Total Class Principal - Original Pool                $375,000,000.00   $375,000,000.00
   99 Interest Remittance Amount                              1,841,139.56      1,841,139.56
  100 Interest Rate Factor / 1000                                 4.909705          4.909705

  101 Total Principal Collections                             4,260,872.30      4,260,872.30
  102 Prefunding Account Transfer                                     0.00              0.00
  103 Additional Principal Reduction                          1,239,408.98      1,239,408.98
                                                        ------------------------------------
  104 Principal Remittance Amount                             5,500,281.28      5,500,281.28
  105 Principal Payment Factor/1000                              14.667417         14.667417
  106 Principal Factor                                          935.796175        935.796175

  107 Prior Month Principal Factor                              950.463592        950.463592

      --------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-2 Group 2 for December 27, 1999, the Remittance date.

                       Due period ended: December 1, 1999
      --------------------------------------------------------------------

    1 Total Actual Principal Collections                      3,778,267.04
    2 Total Actual Interest Collections                       2,458,028.96
    3 Less Service Fees Service Fees Previously Remitted        148,984.89
    4 Additional Proceeds                                             0.00
                                                        ------------------
    5      Total Collections:                                 6,087,311.11

      Monthly Advances

    6 Interest Advance                                          340,530.48
    7 Compensating Interest                                      14,487.13
    8 Amounts Held for Future Distributions                           0.00
    9 Cross Collateral Deposit                                        0.00
   10 Reserve Withdrawal per Sec. 6.14c                               0.00
                                                        ------------------
   11      Available Remittance Amount:                       6,442,328.72

   12 Expense Account Deposit:                                    2,496.60
                                                        ------------------
   13      Adjusted Remittance Amount:                        6,439,832.12

      Remaining Amount Available:

   14           Adjusted Remittance Amount                    6,439,832.12
   15           Insured Payments                                      0.00
   16           Monthly Premium @ 20 bp
                   due Certificate Insurer                       49,931.93
   17           Cross Collateral Withdrawal                           0.00
   18           Class Remittance Amounts                      6,389,900.19
   19           Non-Recoverable Advances not
                   Previously Reimbursed                              0.00
                                                        ------------------
   20 Total Remaining Amount Available:                               0.00
                                                        ==================

      Amount of Reimbursements Pursuant to Sec. 5.04
   21      Servicing Fee                                              0.00
   22      Monthly Advances and Servicer Advances                     0.00
   23      Other Mortgage Payments                                    0.00
   24      Interest Earned on P&I Deposits                            0.00
   25      Additional Servicing Compensation                          0.00
      --------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-2 Group 2 for December 27, 1999, the Remittance date.

                       Due period ended: December 1, 1999

      -----------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL            CLASS 1A                            CLASS R
   26 Loans Outstanding - BOM                                         3551
   27 Original Loan Balance                                 316,265,034.10    316,265,034.10
   28 Initial Overcollateralization                          12,895,171.23     12,895,171.23
   29 Realized Losses, LTD                                            0.00              0.00
   30 Carryforward Amount                                             0.00              0.00
   31 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                              0.00              0.00
                                                        ---------------------------------------------------------------------
   32 Total Class Principal Balance                         303,369,862.87    303,369,862.87
   33      Pool Factor per Loan Balance                        97.3123182%       97.3123182%
   34      Pool Factor per Class Balance                       93.3445732%       93.3445732%
   35 Excess Spread                                                   0.00                                              0.00
   36 Cross Collateral Withdrawal                                     0.00                                              0.00
   37 Cross Collateral Deposit                                        0.00              0.00
   38 Additional Principal due Class A                        1,086,346.36      1,086,346.36
   39 Interest Remittance @ Pass-Through Rates                1,525,286.79      1,525,286.79

      PRINCIPAL REDUCTIONS:

   40           Prepayments - Number                                    41                41
   41           Prepayments - Dollar                          3,233,863.47      3,233,863.47
   42           Delinquent Loans Repurchased - Number                    0              0.00
   43           Delinquent Loans Repurchased - Dollar                 0.00              0.00
   44           Net Liquidation Proceeds                              0.00              0.00
   45           Curtailments                                    418,785.63        418,785.63
   46           Normal and Excess Payments                      125,617.94        125,617.94
                                                        ---------------------------------------------------------------------
   47 Total Principal Remittance                              3,778,267.04      3,778,267.04
   48 Additional Principal Reduction                          1,086,346.36      1,086,346.36
                                                        ---------------------------------------------------------------------
   49 Total Remittance                                        6,389,900.19      6,389,900.19                            0.00
                                                        =====================================================================
   50 Current Month Realized Loss - Number                               0                                                 0
   51 Current Month Realized Loss - Dollar                            0.00                                              0.00

      CLASS PRINCIPAL BALANCE - EOM

   52 Loans Outstanding - EOM                                         3510
   53 Closing Loan Balance                                  312,486,767.06    312,486,767.06
   54 Additional Principal Reduction, LTD                    13,981,517.59     13,981,517.59
   55 Realized losses, LTD                                            0.00              0.00
   56 Permanent Buydown Companion Loan Losses, LTD                    0.00              0.00
   57 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                              0.00              0.00
                                                        ---------------------------------------------------------------------
   58 Total Class Principal Balance                         298,505,249.47    298,505,249.47
   59      Pool Factor per Loan Balance                        96.1497745%       96.1497745%
   60      Pool Factor per Class Balance                       91.8477691%       91.8477691%
      -----------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-2 Group 2 for December 27, 1999, the Remittance date.

                       Due period ended: December 1, 1999

      -------------------------------------------------------------------------------------------------------
                                                              Total            Class A-1
   61 Weighted Note Rate - THIS Remittance                  10.76850 %
   62 Weighted Note Rate - NEXT Remittance                  10.76826%

   63 Related Remittance Period for Libor Rate              26-Nov-99            thru           26-Dec-99
   64 Days in Related Period                                    31

   65 Pass-Through Rates                                                       5.83875%

   66 Weighted Average Remaining Term                         352.22

   67 Original Pool - Principal Balance                     213,783,852.37    213,783,852.37
   68 Original Pool - Pre-Funding Account                   118,187,547.02    118,187,547.02
   69 Original Pool - Additional Principal Reduction          6,971,399.39      6,971,399.39
                                                        -----------------------------------------------------
   70 Original Pool Total                                   325,000,000.00    325,000,000.00
   71 Original Pool - Number of Loans                          2363

      -------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                           Beg.of Month      Current Month       End of Month
                                                        -----------------------------------------------------
   72 Additional Principal Reduction, LTD                    12,895,171.24      1,086,346.36    13,981,517.60
   73 Cross Collateral Deposits                                       0.00              0.00             0.00
   74 Realized Losses, LTD                                            0.00              0.00             0.00
                                                        -----------------------------------------------------
   75 Overcollateralization of Principal                     12,895,171.24      1,086,346.36    13,981,517.60
                                                        =====================================================

   76 Base Overcollateralization Required   *                                                   21,246,169.56
   77 Required Overcollateralization Amount                                                     21,246,169.56
      *   PER INSURANCE AGREEMENT SUPPLEMENT DATED SEPTEMBER 27, 1999.
      CURRENT MONTH SUBORDINATED AMOUNT                    Beg.of Month      Current Month       End of Month
                                                        -----------------------------------------------------
   78 Original Subordinated Amount                           41,496,424.92        N/A           41,496,424.92
   79 Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                          0.00              0.00             0.00
   80 Plus: Cumulative Additional Proceeds                            0.00              0.00             0.00
                                                        -----------------------------------------------------
   81 Current Subordinated Amount                            41,496,424.92                      41,496,424.92
                                                        =====================================================

      NONRECOVERABLE ADVANCE RECONCILIATION

   82 Beginning of Month                                                                0.00
   83 Current Month Unpaid Nonrecoverable Advance                                       0.00
   84 Less: Current Month Reimbursement                                                 0.00
                                                                           ------------------
   85 End of Month                                                                      0.00
      -------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-2 Group 2 for December 27, 1999, the Remittance date.

                       Due period ended: December 1, 1999

      ---------------------------------------------------------------------------------------
                                                                                    CLASS
                                                                 TOTAL                A1
                                                        -------------------------------------
   86 Total Class Principal - Original Pool                $325,000,000.00   $325,000,000.00
   87 Interest Remittance Amount                              1,525,286.79      1,525,286.79
   88 Interest Rate Factor / 1000                                 4.693190          4.693190

   89 Total Principal Collections                             3,778,267.04      3,778,267.04
   90 Prefunding Account Transfer                                     0.00              0.00
   91 Additional Principal Reduction                          1,086,346.36      1,086,346.36
                                                        -------------------------------------
   92 Principal Remittance Amount                             4,864,613.40      4,864,613.40
   93 Principal Payment Factor/1000                              14.968041         14.968041
   94 Principal Factor                                          918.477691        918.477691

   95 Prior Month Principal Factor                              933.445732        933.445732

      ---------------------------------------------------------------------------------------